Exhibit 10.1

DEAL CUSIP NUMBER:  36250LAD6
REVOLVER CUSIP NUMBER:  36250LAE4
TERM LOAN CUSIP NUMBER:  36250LAF1
TRANCHE B TERM LOAN CUSIP NUMBER:  36250LA69

AMENDMENT NO. 1

This AMENDMENT NO. 1, dated as of June 28, 2016 (this “Amendment”), among the following:  (i) GTT Communications, Inc., a Delaware corporation as the borrower (the “Borrower”); (ii) the existing lenders signatory hereto that are party to the Credit Agreement referred to below (each an “Existing Lender” and collectively, the “Existing Lenders”); (iii) KeyBank National Association, as the administrative agent (the “Administrative Agent”), and (iv) the Additional Tranche B Term Loan Lenders (as hereinafter defined).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 22, 2015 (as supplemented by the May 2016 Incremental Term Loan Assumption Agreement (defined below) and as the same may be further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Existing Lenders, the Administrative Agent, SunTrust Bank, as the Syndication Agent, KeyBank Capital Markets Inc. and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and Joint Bookrunners, and MUFG Union Bank, N.A., Pacific Western Bank, CIT Bank, N.A., ING Capital LLC, Société Générale and CoBank, ACB as Co-Documentation Agents.  Capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Credit Agreement;

WHEREAS, on May 3, 2016, the Borrower, the Administrative Agent and KeyBank National Association, as an Incremental Term Lender, entered into an Incremental Term Loan Assumption Agreement (the “May 2016 Incremental Term Loan Assumption Agreement”), pursuant to which KeyBank National Association, as an Incremental Term Lender, made Incremental Term Loans in the aggregate principal amount of $30,000,000 (the “May Incremental Term Loans”) in accordance with Section 2.17 of the Credit Agreement;

WHEREAS, on the date hereof, the Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to create the Tranche B Term Loans (as defined in Section 1 hereto), the proceeds of which will be used to repay in full the outstanding principal amount of the Term Loans made on the Closing Date (the “Closing Date Term Loans”) in accordance with Section 2.13(a);

WHEREAS, upon the effectiveness of this Amendment, each Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) indicating the “Cashless Settlement Option” (each, a “Cashless Option Lender”) shall be deemed to have exchanged all of its Closing Date Term Loans for Tranche B Term Loans in the same aggregate principal amount as such Lender’s Closing Date Term Loans as of the Amendment No. 1 Effective Date and prior to giving effect to this Amendment, and such Lenders shall thereafter become Tranche B Term Loan Lenders in accordance with the provisions hereof;

WHEREAS, upon the effectiveness of this Amendment, the Additional Tranche B Term Loan Lender will make Additional Tranche B Term Loans (as defined in Section 1 hereto) to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Closing Date Term Loans that are not exchanged for Tranche B Term Loans, as well as to prepay Closing Date Term Loans from Lenders that execute and deliver a Consent indicating the “Post-Closing Settlement Option” (each, a “Post-Closing Option Lender”), and the Borrower shall pay to each Lender all accrued and unpaid interest through, but not including, the Amendment No. 1 Effective Date with respect to such Closing Date Term Loans; and

WHEREAS, pursuant to Section 11.12 of the Credit Agreement, (a) the consent of 100% of the Cashless Option Lenders, the Post-Closing Option Lenders and the Additional Tranche B Term Loan Lender is required in connection with the establishment of the Tranche B Term Loan Commitments and the making of the Tranche B Term Loans on the Amendment No. 1 Effective Date, (b) the consent of 100% of the Lenders with Revolving Commitments is required in connection with the modifications to the definition of “Applicable Revolving Loan Margin” contemplated herein, and (c) the consent of the Required Lenders is required for the effectiveness of certain of the other amendments to the Credit Agreement set forth in this Amendment, and each of the Lenders whose consent is required pursuant to the foregoing clauses (a) through (c) has agreed to the foregoing as evidenced by their signature to this Amendment or their delivery of a Consent to the Administrative Agent.

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                                 Amendment.  Effective on the Amendment No. 1 Effective Date and subject to the satisfaction of the terms and conditions set forth herein:

(a)                                 The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Additional Tranche B Term Loan Commitment” means, with respect to the Additional Tranche B Term Loan Lender, the commitment of such Additional Tranche B Term Loan Lender to make Additional Tranche B Term Loans on the Amendment No. 1 Effective Date, in an amount equal to $ $46,943,625.00.

“Additional Tranche B Term Loan Lender” means KeyBank National Association, in its capacity as a Lender of Additional Tranche B Term Loans.

“Additional Tranche B Term Loan” has the meaning set forth in Section 2.03(b)(i).

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date.

“Amendment No. 1 Effective Date” means June 28, 2016, which is the first Business Day on which all of the conditions precedent set forth in Section 4 of Amendment No. 1 have been satisfied or waived and the Tranche B Term Loans are funded or deemed funded through a cashless settlement pursuant to Section 2.03(b), as applicable.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Cashless Option Lender” means each Lender that has executed and delivered a Consent to Amendment No. 1 indicating the “Cashless Settlement Option.”

“Closing Date Term Commitment” means, with respect to each Lender, the amount, if any, set forth opposite such Lender’s name in Schedule 1 hereto as its “Term Commitment” on the Closing Date or in the case of any Lender that becomes a party hereto pursuant to an Assignment Agreement, the amount set forth in such Assignment Agreement, as such commitment may be reduced from time to time as a result of assignments to or from such Lender pursuant to Section 11.06.

“Closing Date Term Loan” has the meaning provided in Section 2.03(a).

“Consent” means a consent to Amendment No. 1 substantially in the form of Exhibit A attached thereto.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“May 2016 Incremental Term Loan Assumption Agreement” means the Incremental Term Loan Assumption Agreement, dated as of May 3, 2016, the Borrower, the Administrative Agent, and KeyBank National Association, as an Incremental Term Lender.

“May 2016 Incremental Term Loans” means the Incremental Term Loans in the aggregate principal amount of $30,000,000 made by KeyBank National Association, as an Incremental Term Lender, to the Borrower in accordance with Section 2.17 of the Credit Agreement.

“Non-Exchanging Lender” means each Lender holding Closing Date Term Loans on the Amendment No. 1 Effective Date that (i) did not execute and deliver a Consent on or prior to the Amendment No. 1 Effective Date or (ii) is a Post-Closing Option Lender.

“Post-Closing Option Lender” means each Lender that executed and delivered a Consent to Amendment No. 1 indicating the “Post-Closing Settlement Option.”

“Tranche B Term Loan” means, collectively, (i) Closing Date Term Loans exchanged for a like principal amount of Tranche B Term Loans pursuant to Section 2.03(b)(i) and (ii) each Additional Tranche B Term Loan made pursuant to Section 2.03(b)(ii), in each case on the Amendment No. 1 Effective Date.

“Tranche B Term Loan Commitment” means the Additional Tranche B Term Loan Commitment and the Tranche B Term Loan Exchange Commitments.  After giving effect to Amendment No. 1, on the Amendment No. 1 Effective Date, the aggregate amount of the Tranche B Term Loan Commitments shall be $429,000,000.

“Tranche B Term Loan Exchange Commitment” means the agreement of a Lender to exchange its Closing Date Term Loans for an equal aggregate principal amount of Tranche B Term Loans on the Amendment No. 1 Effective Date, as evidenced by such Lender executing and delivering its Consent and indicating the “Cashless Settlement Option.”

“Tranche B Term Loan Lender” means, collectively, (i) each Lender that executes and delivers a Consent and indicates the “Cashless Settlement Option” prior to the Amendment No. 1 Effective Date, (ii) the Additional Tranche B Term Loan Lender and (iii) after the Amendment No. 1 Effective Date, each Lender with an outstanding Tranche B Term Loan.

“Tranche B Term Loan Maturity Date” means October 22, 2022.

“Tranche B Term Loan Repricing Event” means (a) any prepayment or refinancing of any Tranche B Term Loans (or any portion thereof) with the proceeds of, or any conversion of any Tranche B Term Loans (or any portion thereof) into, any new or replacement loans or similar bank indebtedness the primary purpose of which results in such new or replacement loans or similar bank indebtedness bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount but excluding any arrangement, structuring, syndication, and other fees paid in connection therewith that are not paid to all Lenders providing such new debt) less than the “effective yield” applicable to the Tranche B Term Loans subject to such event (as such comparative yields are reasonably determined by the Administrative Agent acting in good faith) and (b) any amendment to Loan Documents the primary purpose of which is to reduce the “effective yield” applicable to all or a portion of Tranche B Term Loans (as such comparative yields are reasonably determined by the Administrative Agent acting in good faith).

“Transformative Acquisition” means any Acquisition by the Borrower or any of its Restricted Subsidiaries that is either (a) not permitted by the terms of Loan Documents immediately prior to the consummation of such Acquisition, or (b) involves total aggregate consideration in excess of $500,000,000.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 The definition of “Applicable Revolving Loan Margin” is hereby amended and restated in its entirety as follows:

“Applicable Revolving Loan Margin” means (a) from the Closing Date until the Amendment No. 1 Effective Date, (i) 375 basis points for Revolving Loans that are Base Rate Loans and (ii) 475 basis points for Revolving Loans that are Eurodollar Loans, and (b) on and after the Amendment No. 1 Effective Date, (i) 325 basis points for Revolving Loans that are Base Rate Loans and (ii) 425 basis points for Revolving Loans that are Eurodollar Loans.

(c)                                  The definition of “Applicable Term Loan Margin” is hereby amended and restated in its entirety as follows:

“Applicable Term Loan Margin” means (a) with respect to Closing Date Term Loans, (i) 425 basis points for Term Loans that are Base Rate Loans and (ii) 525 basis points for Term Loans that are Eurodollar Loans, (b) with respect to Tranche B Term Loans, (i) 375 basis points for Tranche B Term Loans that are Base Rate Loans and (ii) 475 basis points for Tranche B Term Loans that are Eurodollar Loans, (c) with respect to Incremental Term Loans, the rate or rates specified in the applicable Incremental Term Loan Assumption Agreement, and (d) with respect to any Extended Term Loans, the rate or rates specified in the applicable Extension Amendment.

(d)                                 The definition of “Defaulting Lender” is hereby amended by deleting the word “or” immediately preceding clause (d)(ii) thereof and replacing it with a comma and adding the adding the words “or (iii) become the subject of a Bail-in Action” immediately prior to the proviso contained therein.

(e)                                  The definition of Loan Documents is hereby amended and restated in its entirety as follows:

“Loan Documents” means this Agreement, the Notes, the Guaranty, the Security Documents, the Administrative Agent Fee Letter, the Fee Letter, the Intercompany Subordination Agreement, the May 2016 Incremental Term Loan Assumption Agreement, Amendment No. 1, each Letter of Credit and each other LC Document.

(f)                                   The definition of “Scheduled Repayment” is hereby amended and restated in its entirety as follows:

“Scheduled Repayment” means, with respect to any Term Loan, each regularly scheduled payment of principal as set forth in Section 2.13(b) with respect to such Term Loan or, if applicable, as set forth in an Incremental Assumption Agreement or Extension Agreement.

(g)                                  The definition of “Term Commitment” is hereby amended and restated in its entirety as follows:

“Term Commitment” means, with respect to each Lender, the amount, if any, of its (a) Closing Date Term Commitment, (b) Tranche B Term Loan Commitment, or (c) Incremental Term Loan Commitment.  Upon the effectiveness of Amendment No. 1, the Closing Date Term Commitments shall be deemed terminated in full, and all Closing Date Term Loans paid in full from the proceeds of the Tranche B Term Loans.  Upon the effectiveness of Amendment No. 1, the Incremental Term Loan Commitments evidenced by the May 2016 Incremental Term Loan Assumption Agreement shall be deemed terminated in full and all May 2016 Incremental Term Loans paid in full from the proceeds of the Tranche B Term Loans.

(h)                                 The definition of “Term Loan” is hereby amended and restated in its entirety as follows:

“Term Loan” means, (a) the Closing Date Term Loans, (b) the Tranche B Term Loans, (c) the Incremental Term Loans, if any, and (d) the Extended Term Loans, if any.

(i)                                     The definition of “Term Loan Maturity Date” is hereby amended and restated in its entirety as follows:

“Term Loan Maturity Date” means, as applicable, (a) with respect to any Closing Date Term Loans, the Initial Term Loan Maturity Date, (b) with respect to Tranche B Term Loans, the Tranche B Term Loan Maturity Date, (c) with respect to any Incremental Term Loan, the Incremental Term Loan Maturity Date, (d) with respect to any Extended Term Loan, the applicable Extended Term Loan Maturity Date, or (e) with respect to all Term Loans, the latest of the dates referred to in clause (a), (b), (c) and (d).

(j)                                    Section 2.03 of the Credit Agreement is hereby amended in its entirety to be replaced with the following:

Section 2.03                             Term Loans.

(a)                                 On the Closing Date, each Lender that has a Closing Date Term Commitment severally, and not jointly, agrees, on the terms and conditions set forth in this Agreement, to make a term loan (each a “Closing Date Term Loan”) to the Borrower pursuant to such Lender’s Closing Date Term Commitment.

(b)                              On the Amendment No. 1 Effective Date, (i) each Cashless Option Lender agrees, severally, and not jointly, to exchange its Closing Date Term Loans for a like principal amount of Tranche B Term Loans, and (ii) the Additional Tranche B Term Loan Lender agrees to make additional Tranche B Term Loans (the “Additional Tranche B Term Loans”) to the Borrower on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Tranche B Term Loan Commitment on the Amendment No. 1 Effective Date and the Borrower shall prepay all Closing Date Term Loans of Non-Exchanging Lenders with the gross proceeds of the Additional Tranche B Term Loans and all May 2016 Incremental Loans from the gross proceeds of the Additional Tranche B Term Loans.

(c)                                  Each Lender having an Incremental Term Loan Commitment hereby severally, and not jointly, agrees on the terms and subject to the conditions set forth herein and in the applicable Incremental Term Loan Assumption Agreement, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment.

(d)                                 With respect to all Term Loans, (i) once prepaid or repaid, may not be reborrowed, (ii) may, except as set forth herein, at the option of the Borrower, be incurred and maintained as, or Converted into, Term Loans that are Base Rate Loans or Eurodollar Loans, in each case denominated in Dollars, provided that all Term Loans made as part of the same Term Borrowing shall consist of Term Loans of the same Type; (iii) shall be repaid in accordance with Section 2.13(b), and (iv) shall not exceed for any Lender at the time of incurrence thereof the aggregate principal amount of such Lender’s Term Commitment, if any.

(k)                                 Section 2.13(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)                                 Scheduled Repayments of Term Loans.

(i)                                     Closing Date Term Loans.  The Borrower shall repay the principal amount of the Closing Date Term Loans in equal quarterly installments of $1,000,000 each, commencing on March 31, 2016 and continuing thereafter on the last day of each calendar quarter until the Initial Term Loan Maturity Date, on which date the entire remaining principal amount of the outstanding Closing Date Term Loans shall be paid in full; provided, that each such repayment may be reduced by reason of the application of prepayments pursuant to Sections 2.13(a) and 2.13(c).

(ii)                                  Tranche B Term Loans.  The Borrower shall repay the principal amount of the Tranche B Term Loans in equal quarterly installments of $1,075,000 each, commencing on June 30, 2016 and continuing thereafter on the last day of each calendar quarter until the Tranche B Term Loan Maturity Date, on which date the entire remaining principal amount of the outstanding Tranche B Term Loans shall be paid in full; provided, that each such repayment may be reduced by reason of the application of prepayments pursuant to Sections 2.13(a) and 2.13(c).

(iii)                               Incremental Term Loans.  The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Other Term Loans (as adjusted from time to time pursuant to Sections 2.13(a), 2.13(c) and 2.17(d)) equal to the amount set forth for such date in the applicable Incremental Term Loan Assumption Agreement.  To the extent not previously paid, all Incremental Term Loans shall be due and payable on the applicable Incremental Term Loan Maturity Date.

(iv)                              Extended Term Loans.  In the event that any Extended Term Loans are made, the Borrower shall repay such Extended Term Loans on the dates and in the amounts set forth in the applicable Extension Amendment.  To the extent not previously paid, all Extended Term Loans shall be due and payable on the applicable Extended Term Loan Maturity Date.

(l)                                     Section 2.13(g) of the Credit Agreement is hereby amended to add the following new sentence immediately at the end thereto:

In the event that any Tranche B Term Loan Repricing Event occurs on or prior to the six month anniversary of the Amendment No. 1 Effective (but specifically excluding any Tranche B Term Loan Repricing Event that occurs or is deemed to have occurred in connection any transaction that would, if consummated, constitute a Change of Control or Transformative Acquisition), the Borrower shall pay to the Administrative Agent, for the benefit of the Tranche B Term Loan Lenders, concurrently with such Tranche B Term Loan Repricing Event, a premium in an amount equal to 1.00% of the outstanding principal amount of the Tranche B Term Loans subject to such Tranche B Term Loan Repricing Event.

(m)                             The following shall be added as a new Section 11.29 to the Credit Agreement:

Section 11.29                      Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(n)                                 Exhibit A-3 (Form of Term Note) to the Credit Agreement is hereby replaced with Exhibit B attached to this Amendment.

Section 2.                                 Certain Consents and Waivers.  Each Tranche B Term Loan Lender hereby consents to an Interest Period beginning on the Amendment No. 1 Effective Date and ending on September 30,  2016, in respect of the Borrowing or exchange into Tranche B Term Loans, which shall initially constitute Eurodollar Loans, on the Amendment No. 1 Effective Date.  The Lenders party hereto waive the payment of any breakage loss or expense under Section 3.02 of the Credit Agreement in connection with the exchange of Closing Date Term Loans into Tranche B Term Loans.  The Lenders party hereto waive any notice of prepayment of the Closing Date Term Loans on the Amendment No. 1 Effective Date that would otherwise be required pursuant to Section 2.13(a) of the Credit Agreement.

Section 3.                                 Credit Agreement Governs.  Except as set forth in this Amendment, the Tranche B Term Loans shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents and, from and after the Amendment No. 1 Effective Date, each reference to a “Loan” or “Loans” in the Credit Agreement, as in effect on the Amendment No. 1 Effective Date, shall be deemed to include the Tranche B Term Loans, each reference to a “Commitment” shall be deemed to include the “Tranche B Term Loan Commitment” and each reference to a “Lender” or “Lenders” in the Credit Agreement shall be deemed to include the Tranche B Term Loan Lenders, and other related terms will have correlative meanings mutatis mutandis.

Section 4.                                 Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Tranche B Term Loan Lenders to make the Tranche B Term Loans shall become effective on the Amendment No. 1 Effective Date, which shall be the first Business Day on which the following conditions are satisfied or waived:

(i)                                     the Administrative Agent (or its counsel) shall have received counterparts of this Amendment or Consent that, when taken together, bear the signatures of Lenders constituting the Required Lenders as well as signatures of (A) each Cashless Option Lender and each Post-Closing Option Lender, (B) the Administrative Agent, (C) each Lender with a Revolving Commitment, (D) the Additional Tranche B Term Loan Lender, (E) the Borrower and (F) each Guarantor;

(ii)                                  the Administrative Agent shall have received a notice of Borrowing for the Additional Tranche B Term Loans (whether in writing or by telephone) in accordance with the Credit Agreement;

(iii)                               the Borrower shall have paid in full all accrued and unpaid interest owing in respect of the Closing Date Term Loans and the May 2016 Incremental Loans as of the Amendment No. 1 Effective Date;

(iv)                              the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(A)                               a favorable opinion of counsel for the Borrower, in a form and substance reasonably satisfactory to the Administrative Agent;

(B)                               a certificate from a Responsible Officer of the Borrower dated as of the Amendment No. 1 Effective Date, and attaching the documents referred to in clause (C) below;

(C)                               the Administrative Agent shall have received (i) resolutions of the Board of Directors and/or similar governing bodies of the Borrower approving and authorizing (a) the execution, delivery and performance of the Amendment  (and any agreements relating thereto) to which it is a party and (b) the extensions of credit contemplated hereunder, certified as of the Amendment No. 1 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment and (ii) a good standing certificate as of a recent date from the applicable Governmental Authority of the Borrower’s jurisdiction of incorporation, organization or formation;

(D)                               before and after giving effect to this Amendment and the borrowing of or exchange into the Tranche B Term Loans and to the application of any proceeds therefrom (i) no Default or Event of Default shall exist and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(E)                                the Administrative Agent shall have received from the Borrower an Officer’s Certificate certifying as to compliance with the preceding clause (D); and

(F)                                 the representations and warranties of each Credit Party set forth in Section 5 below shall be true and correct in all material respects; and

(v)                                 the fees in the amounts previously agreed in writing by KeyBank National Association (the “Amendment No. 1 Arranger”) to be received on the Amendment No. 1 Effective Date and all reasonable and documented or invoiced out-of-pocket costs and expenses (including the reasonable fees, charges of a single counsel to the Amendment No. 1 Arranger) incurred in connection with the transactions contemplated hereby for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 1 Effective Date shall, upon the Borrowing of the Tranche B Term Loans, have been, or will be substantially simultaneously, paid in full.

Section 5.                                 Representations and Warranties.  By its execution of this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent, the Tranche B Term Loan Lenders and the Lenders that the representations and warranties of each Credit Party set forth in Article V of the Credit Agreement or in any other Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment No. 1 Effective Date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

Section 6.                                 Acknowledgments and Affirmations of the Credit Parties.  Each Credit Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Obligations (including, without limitation, the Tranche B Term Loans) under the Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Tranche B Term Loans) pursuant to the Security Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Guaranty and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  Without limiting the generality of the foregoing, the Security

Documents to which such Credit Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.

Section 7.                                 Other.                         This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Amendment and that this Amendment is a Loan Document.

Section 8.                                 Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  SECTION 11.08 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY MUTATIS MUTANDIS HERETO.

Section 9.                                 Severability.  Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

Section 10.                          Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail (including in a “.pdf” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

GTT COMMUNICATIONS, INC., as the Borrower

By:	/s/
Name:
Title:

Acknowledged and agreed to by each of the undersigned Guarantors:

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.

By:	/s/
Name:
Title:

GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC

By:	/s/
Name:
Title:

GTT COMMUNICATIONS (MP), INC.

By:	/s/
Name:
Title:

AMERICAN BROADBAND, INC. D/B/A UNITED NETWORK SERVICES, INC.

By:	/s/
Name:
Title:

[Amendment No. 1 Signature Page]

ONE SOURCE NETWORKS INC.

By:	/s/
Name:
Title:

NT NETWORK SERVICES, LLC

By:	/s/
Name:
Title:

[Amendment No. 1 Signature Page]

Consented to by:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/
Name:
Title:

[Amendment No. 1 Signature Page]

KEYBANK NATIONAL ASSOCIATION, as Additional Tranche B Term Loan Lender and Lender under the Revolving Facility

By:	/s/
Name:
Title:

[Amendment No. 1 Signature Page]

SUNTRUST BANK., as a Lender under the
Revolving Facility

By:	/s/
Name:
Title:

[Amendment No. 1 Signature Page]

EXHIBIT A to Amendment No. 1

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) to Amendment No. 1 (“Amendment”) to the Credit Agreement, dated as of October 22,, 2015 (as further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among GTT Communications, Inc., a Delaware corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), KeyBank National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), SunTrust Bank, as the Syndication Agent, KeyBank Capital Markets Inc. and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and Joint Bookrunners, and MUFG Union Bank, N.A., Pacific Western Bank, CIT Bank, N.A., ING Capital LLC, Société Générale and CoBank, ACB as Co-Documentation Agents.  Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

Existing Lenders of Closing Date Term Loans.  The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐                                    to convert 100% of the outstanding principal amount of the Closing Date Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a Tranche B Term Loan in a like principal amount.

Post-Closing Settlement Option

☐                                    to have 100% of the outstanding principal amount of the Closing Date Term Loans held by such Lender prepaid on the Amendment No. 1 Effective Date and purchase by assignment the principal amount of Tranche B Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Administrative Agent).

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the         of                        , 2016.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

EXHIBIT B to Amendment No. 1

EXHIBIT A-3

TERM NOTE

$	, 20
New York, NY

FOR VALUE RECEIVED, the undersigned GTT Communications, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to [                                             ] (the “Lender”) the principal sum of                                             ($        ) or, if less, the then unpaid principal amount of all [Closing Date Term Loans][Tranche B Term Loans][Incremental Term Loans] (the “Term Loans”) made by the Lender to the Borrower pursuant to the Credit Agreement referred to below (each capitalized term used herein without definition shall have the meaning ascribed thereto in the Credit Agreement), in Dollars and in immediately available funds, at the Payment Office on the applicable Term Loan Maturity Date.

The Borrower also promises to pay interest in like currency and funds at the Payment Office on the unpaid principal amount of each Term Loan made by the Lender from the date of such Term Loan until paid at the rates and at the times provided in Section 2.09 of the Credit Agreement.

This Term Note is one of the Notes referred to in the Credit Agreement, dated as of October 22, 2015, among the Borrower, the lenders from time to time party thereto (including the Lender), KeyBank National Association, as the Administrative Agent, SunTrust Bank, as Syndication Agent, and the other agents party thereto (as the same may be amended, restated, amended and restated or otherwise supplemented or modified from time to time, the “Credit Agreement”), and is entitled to the benefits thereof and of the other Loan Documents.  As provided in the Credit Agreement, the principal amount of this Term Note shall be repaid in accordance with Section 2.13 of the Credit Agreement and this Term Note is subject to mandatory repayment prior to the Term Loan Maturity Date, in whole or in part, in accordance with Section 2.13(c) of the Credit Agreement.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Term Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Term Note, except as expressly set forth in the Credit Agreement. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

THIS TERM NOTE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS TERM NOTE OR ANY OTHER LOAN DOCUMENT.

GTT COMMUNICATIONS, INC.

By:
Name:
Title: